Exhibit 99.1


         CERTIFICATION PURSUANT TO
          18 U.S.C. SECTION 1350,
           AS ADOPTED PURSUANT TO
             SECTION 906 OF THE
         SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Othnet, Inc. (the "Company") on Form 10-QSB for the period ended July 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities
     Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: December 9, 2002        By: /s/ Jeffrey Wattenberg
                                      Jeffrey Wattenberg,
                                      President and Chief
                                      Executive Officer


Date: December 9, 2002        By: /s/ Jeffrey Wattenberg
                                      Jeffrey Wattenberg,
                                      Principal Financial
                                      Officer